                     SECOND AMENDMENT OF CREDIT AGREEMENT

     THIS SECOND AMENDMENT OF CREDIT AGREEMENT (this "AMENDMENT") is entered into to be effective as of April 27, 1998, between TRAMMELL CROW COMPANY, a Delaware corporation ("BORROWER"), each of the banks or other lending institutions which is a signatory to this Amendment (collectively, "LENDERS"), NATIONSBANK OF TEXAS, N.A., a national banking association, as Administrative Agent (in such capacity, together with its successors in such capacity, "ADMINISTRATIVE AGENT"), and BANKERS TRUST COMPANY, as Documentation Agent (in such capacity, together with its successors in such capacity, "DOCUMENTATION AGENT").

                                   R E C I T A L S

     A. Borrower, Lenders, Administrative Agent, and Documentation Agent are parties to the Credit Agreement dated as of December 1, 1997 as amended by that certain First Amendment to Credit Agreement dated as of January 29, 1998 (the "FIRST AMENDMENT") (as modified, amended, renewed, and extended from time to time, the "CREDIT AGREEMENT"), providing for a $150,000,000.00 revolving line of credit.

     B. Capitalized terms used herein shall, unless otherwise indicated, have the respective meanings set forth in the Credit Agreement.

     C. Borrower and the Credit Parties desire to modify certain provisions contained in the Credit Agreement, subject to the terms and conditions set forth herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Lenders, Administrative Agent, and Documentation Agent agree as follows:

     1.   AMENDMENTS TO THE CREDIT AGREEMENT.

     (a) SECTION 1.1 of the Credit Agreement is hereby amended to delete the definitions of "IMPLIED CAPITAL," "IMPUTED MULTIPLE," "LEVEL I," and "TOTAL ASSET VALUE" in their entirety and replace such definitions with the following:

          "IMPLIED CAPITAL" means, as of any date, THE PRODUCT OF (a) the closing price on the immediately preceding trading day for Borrower's common stock, as reported in THE WALL STREET JOURNAL, TIMES (b) THE SUM OF
     (i) the number of issued and outstanding shares of common stock of Borrower on such date, and (ii) the number of issued and outstanding shares of common stock of Borrower that would be issued and outstanding on such date if all options, warrants, and other securities, rights, or instruments that are convertible into common stock of Borrower are exercised or converted on such date.

          "IMPUTED MULTIPLE" means, as of any date, (a) THE SUM OF (i) Implied Capital, PLUS (ii) Total Liabilities, in each case as of such date, DIVIDED BY (b) Adjusted EBITDA for the twelve (12) month period ending on such date (if such date is the last day of a calendar month) or the last day of the immediately preceding calendar month (if such date is not the last day of a calendar month).

          "LEVEL I" means such periods as the Total Leverage Ratio is greater than or equal to 2.5 to 1.0 and (a) from the Closing Date through December 31, 1998, less than 4.0 to 1.0, and (b) thereafter, less than 3.5 to 1.0.


SECOND AMENDMENT

          "TOTAL ASSET VALUE" means, as of any date, (a) if the Imputed Multiple as of such date is equal to or greater than fifteen (15), then THE PRODUCT OF (i) twelve (12) and (ii) Adjusted EBITDA for the twelve (12) month period ending on such date (if such date is the last day of a calendar month) or the last day of the immediately preceding calendar month (if such date is not the last day of a calendar month), and (b) if the Imputed Multiple as of such date is less than fifteen (15), then THE PRODUCT OF
     (i) the LESSER of (A) ten (10), and (B) the Imputed Multiple as of such date, and (ii) Adjusted EBITDA for the twelve (12) month period ending on such date (if such date is the last day of a calendar month) or the last day of the immediately preceding calendar month (if such date is not the last day of a calendar month). For purposes of calculating Total Asset Value, Adjusted EBITDA for any period shall be computed with respect to Real Estate Investments, Subsidiaries, or other assets owned as of the date of determination regardless of whether such Real Estate Investments, Subsidiaries, or other assets were acquired during such period (subject to adjustment satisfactory to Administrative Agent for any businesses or assets not acquired in the relevant acquisition). No Adjusted EBITDA that is derived from assets that are subject to any Lien (other than Permitted Encumbrances) shall be reflected in the calculation of Total Asset Value.

     (b) SECTION 2.5 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

          2.5  USE OF PROCEEDS.

          (a) LOANS AND LCS. The proceeds of the Loans shall be applied by Borrower, and LCs shall be issued for the account of Borrower, for the purposes described in the Recitals.

          (b) MARGIN REGULATIONS. No portion of the proceeds of any Loan under this Agreement shall be used by any Company in any manner that might cause the Loans or the application of such proceeds to violate REGULATION G, REGULATION U, REGULATION T, or REGULATION X of the Board of Governors of the Federal Reserve System or any other regulation of such Board or to violate the Exchange Act, in each-case as in effect on the date or dates of such borrowing and such use of proceeds.

     (c) SECTION 6.4(g) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

          (g) MAXIMUM TOTAL LEVERAGE RATIO. Borrower shall not permit, as of any date, the Total Leverage Ratio to exceed the ratio set forth opposite such period below:

          -------------------------------------------------------------
                     Period                                Ratio
          -------------------------------------------------------------
               Closing Date through                      4.0 to 1.0
               December 31, 1998
          -------------------------------------------------------------
          January 1, 1999 and thereafter                 3.5 to 1.0
          -------------------------------------------------------------

     (d) SECTION 7 is hereby amended to add the following paragraph at the end thereof:


SECOND AMENDMENT                     -2-

     If, as of the last day of any fiscal quarter of Borrower, the Implied Multiple is less than fifteen (15) and, as a result, the calculation of Total Asset Value utilizing a multiple of ten (10) instead of twelve (12) (as provided in the definition of Total Asset Value) results in Borrower's failure to comply with SECTIONS 6.4(f), (h), or (i) (a "NON-COMPLIANCE EVENT"), then until THE EARLIER OF (i) the date that Borrower remedies such Non-Compliance Event (by reducing its Total Debt, Real Estate Investments, Non-Facility Debt, as applicable), and (ii) the last day of the next succeeding fiscal quarter (E.G., if the Non-Compliance Event occurred on June 30, then the last day of the next succeeding fiscal quarter would be on September 30 immediately following), then (PROVIDED THAT no other Potential Default or Event of Default exists) a Potential Default (and not an Event of Default) shall exist. If any such Non-Compliance Event remains unremedied as of the last day of such next succeeding fiscal quarter, then an Event of Default shall immediately exist and Borrower shall have no additional right or opportunity to remedy such Event of Default.

     2.   AMENDMENT OF CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS.

     (a) All references in the Loan Documents to the Credit Agreement shall henceforth include references to the Credit Agreement, as modified and amended by the First Amendment and this Amendment, and as may, from time to time, be further modified, amended, renewed, extended, restated, and/or increased.

     (b) Any and all of the terms and provisions of the Loan Documents are hereby amended and modified wherever necessary, even though not specifically addressed herein, so as to conform to the amendments and modifications set forth herein.

     3. RATIFICATIONS. Borrower (a) ratifies and confirms all provisions of the Loan Documents as amended by this Amendment, (b) ratifies and confirms that all guaranties, assurances, and Liens granted, conveyed, or assigned to the Credit Parties under the Loan Documents are not released, reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure full payment and performance of the present and future Obligation, and
(c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents, and certificates as Administrative Agent may reasonably request in order to create, perfect, preserve, and protect such guaranties, assurances, and Liens.

     4. REPRESENTATIONS. Borrower represents and warrants to the Credit Parties that as of the date of this Amendment: (a) this Amendment and the other documents executed in connection therewith (collectively, the "AMENDMENT DOCUMENTS") have been duly authorized, executed, and delivered by Borrower and each of the other Companies that are parties to the Amendment Documents; (b) no action of, or filing with, any Governmental Authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by Borrower or the other Companies of the Amendment Documents to which they are a party; (c) the Loan Documents, as amended by the Amendment Documents, are valid and binding upon Borrower and the other Companies that are parties to the Amendment Documents and are enforceable against Borrower and the other Companies in accordance with their respective terms, except as limited by Debtor Relief Laws and general principles of equity; (d) the execution, delivery, and performance by Borrower and the other Companies of the Amendment Documents to which they are a party do not require the consent of any other Person and do not and will not constitute a violation of any Governmental Requirement, order of any Governmental Authority, or material agreements to which Borrower or any other Company is a party thereto or by which Borrower or any other Company is bound; (e) all representations and warranties in the Loan Documents are true and correct in all material respects on and as of the date of this Amendment, except to the extent that (i) any of them speak to a different specific date, or


SECOND AMENDMENT                     -3-

(ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement; and (f) both before and after giving effect to the Amendment Documents, no Potential Default or Event of Default exists.

     5. CONDITIONS. This Amendment and the other Amendment Documents shall not be effective unless and until:

     (a) the Credit Parties shall have received the Amendment Documents, in form and substance acceptable to the Credit Parties;

     (b) the representations and warranties in this Amendment are true and correct in all material respects on and as of the date of this Amendment, except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement; and

     (c) both before and after giving effect to this Amendment, no Potential Default or Event of Default exists.

     6. CONTINUED EFFECT. Except to the extent amended hereby or by any documents executed in connection herewith, all terms, provisions, and conditions of the Credit Agreement and the other Loan Documents, and all documents executed in connection therewith, shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms.

     7. MISCELLANEOUS. Unless stated otherwise (a) the singular number includes the plural and VICE VERSA and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment must be construed -- and its performance enforced -- under Texas law, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

     8. PARTIES. This Amendment binds and inures to Borrower and the Credit Parties and their respective successors and permitted assigns.

     9. ENTIRETIES. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED BY THIS AMENDMENT AND THE OTHER AMENDMENT DOCUMENTS, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THE CREDIT AGREEMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

       [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES TO FOLLOW]


SECOND AMENDMENT                     -4-

                    SIGNATURE PAGE TO SECOND AMENDMENT OF
                           CREDIT AGREEMENT BETWEEN
      TRAMMELL CROW COMPANY, NATIONSBANK OF TEXAS, N.A., AS ADMINISTRATIVE
                AGENT, BANKERS TRUST COMPANY, AS DOCUMENTATION AGENT,
                           AND THE LENDERS DEFINED THEREIN

     EXECUTED as of the day and year first mentioned.


                             TRAMMELL CROW COMPANY,
                             a Delaware corporation,
                             as Borrower


                             By: /s/  William Leiser
                                -------------------------------------
                                Name: William Leiser
                                     --------------------------------
                                Title: Executive Vice President
                                      -------------------------------

                      SIGNATURE PAGE TO SECOND AMENDMENT OF
                              CREDIT AGREEMENT BETWEEN
    TRAMMELL CROW COMPANY, NATIONSBANK OF TEXAS, N.A., AS ADMINISTRATIVE AGENT,
                  BANKERS TRUST COMPANY, AS DOCUMENTATION AGENT,
                          AND THE LENDERS DEFINED THEREIN


                             NATIONSBANK OF TEXAS, N.A.,
                             as Administrative Agent and a Lender


                             By: /s/  Anthony T. Fertitta, Jr.
                                -------------------------------------
                                Name: Anthony T. Fertitta, Jr.
                                     --------------------------------
                                Title: Vice President
                                      -------------------------------

                       SIGNATURE PAGE TO SECOND AMENDMENT OF
                              CREDIT AGREEMENT BETWEEN
   TRAMMELL CROW COMPANY, NATIONSBANK OF TEXAS, N.A., AS ADMINISTRATIVE AGENT,
                  BANKERS TRUST COMPANY, AS DOCUMENTATION AGENT,
                          AND THE LENDERS DEFINED THEREIN


                             FIRST TENNESSEE BANK NATIONAL ASSOCIATION, as a Lender


                                By: /s/  Sam Jenkins
                                   ---------------------------------
                                   Name: Sam Jenkins
                                        ----------------------------
                                   Title: Senior V.P.
                                         ---------------------------

                       SIGNATURE PAGE TO SECOND AMENDMENT OF
                              CREDIT AGREEMENT BETWEEN
   TRAMMELL CROW COMPANY, NATIONSBANK OF TEXAS, N.A., AS ADMINISTRATIVE AGENT,
                  BANKERS TRUST COMPANY, AS DOCUMENTATION AGENT,
                          AND THE LENDERS DEFINED THEREIN


                             MERCANTILE BANK NATIONAL ASSOCIATION,
                             as a Lender


                             By: /s/  Timothy B. Kenney, VP
                                -------------------------------------
                                Name: Timothy B. Kenney
                                     --------------------------------
                                Title: Vice President
                                      -------------------------------

                      SIGNATURE PAGE TO SECOND AMENDMENT OF
                            CREDIT AGREEMENT BETWEEN
   TRAMMELL CROW COMPANY, NATIONSBANK OF TEXAS, N.A., AS ADMINISTRATIVE AGENT,
                 BANKERS TRUST COMPANY, AS DOCUMENTATION AGENT,
                          AND THE LENDERS DEFINED THEREIN


                             BANKBOSTON, N.A.,
                             as a Lender


                             By: /s/  Keith D. Kimble, Jr.
                                -------------------------------------
                                Name: Keith D. Kimble, Jr.
                                     --------------------------------
                                Title: Vice President
                                      -------------------------------

                      SIGNATURE PAGE TO SECOND AMENDMENT OF
                             CREDIT AGREEMENT BETWEEN
   TRAMMELL CROW COMPANY, NATIONSBANK OF TEXAS, N.A., AS ADMINISTRATIVE AGENT,
                 BANKERS TRUST COMPANY, AS DOCUMENTATION AGENT,
                          AND THE LENDERS DEFINED THEREIN


                             SOCIETE GENERALE, SOUTHWEST AGENCY,
                             as a Lender


                             By: /s/  Scott Gosslee VP
                                -------------------------------------
                                Name: Scott Gosslee
                                     --------------------------------
                                Title: Vice President
                                      -------------------------------

     To induce the Credit Parties to enter into this Amendment, the undersigned jointly and severally (a) consent and agree to the Amendment Documents' execution and delivery, (b) ratify and confirm that all guaranties, assurances, and Liens granted, conveyed, or assigned to the Credit Parties under the Loan Documents are not released, diminished, impaired, reduced, or otherwise adversely affected by the Amendment Documents and continue to guarantee, assure, and secure the full payment and performance of all present and future Obligation (except to the extent specifically limited by the terms of such guaranties, assurances, or Liens), (c) agree to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional guaranties, assignments, security agreements, deeds of trust, mortgages, and other agreements, documents, instruments, and certificates as Administrative Agent may reasonably deem necessary or appropriate in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens, and (d) waive notice of acceptance of this consent and agreement, which consent and agreement binds the undersigned and their successors and permitted assigns and inures to the Credit Parties and their respective successors and permitted assigns.

                         EACH OF THE CORPORATE GUARANTORS/PLEDGORS LISTED ON
                         SCHEDULE 1 ATTACHED HERETO (OTHER THAN THE CORPORATE GUARANTORS BELOW)


                         By: /s/ Richard H. Coe
                             -------------------------------------------------
                             Richard H. Coe
                             Authorized Officer


                         TRAMMELL CROW CENTRAL, LTD.

                         By: TCCT REAL ESTATE, INC., General Partner


                             By:   /s/ Richard H. Coe
                                ----------------------------------------------
                                   Richard H. Coe
                                   Authorized Officer


                         TRAMMELL CROW DALLAS/FORT WORTH, LTD.

                         By: TCDFW, INC., General Partner


                             By:   /s/ Richard H. Coe
                                ----------------------------------------------
                                   Richard H. Coe
                                   Authorized Officer

                         TRAMMELL CROW HOUSTON, LTD.

                         By:  TC HOUSTON, INC., General Partner



SECOND AMENDMENT

                             By:   /s/ Richard H. Coe
                                ----------------------------------------------
                                   Richard H. Coe
                                   Authorized Officer


                         TRAMMELL CROW DALLAS INDUSTRIAL, LTD.

                         By:  TC DALLAS INDUSTRIAL, INC., General Partner


                             By:   /s/ Richard H. Coe
                                ----------------------------------------------
                                   Richard H. Coe
                                   Authorized Officer











SECOND AMENDMENT

                         TCCT #2, INC.


                         By:  /s/ Christopher J. Nelson
                            ---------------------------------------------
                              Christopher J. Nelson
                              Authorized Officer


                         TCDFW #2, INC.


                         By:  /s/ Christopher J. Nelson
                            ---------------------------------------------
                              Christopher J. Nelson
                              Authorized Officer


                         TCDI #2, INC.


                         By:  /s/ Christopher J. Nelson
                            ---------------------------------------------
                              Christopher J. Nelson
                              Authorized Officer


                         TCH #2, INC.


                         By:  /s/ Christopher J. Nelson
                            ---------------------------------------------
                              Christopher J. Nelson
                              Authorized Officer






SECOND AMENDMENT

                                      SCHEDULE 1


TC Atlanta, Inc.
TCCT Real Estate, Inc.
TCCT #2, Inc.
Trammell Crow Retail Services, Inc.
TC Carolinas, Inc.
TC Chicago, Inc.
TC Denver, Inc.
TCDFW, Inc.
TCDFW #2, Inc.
TC Dallas Industrial, Inc.
TCDI #2, Inc.
TC Houston, Inc.
TCH #2, Inc.
TC Tennessee, Inc.
TC MidAtlantic, Inc.
TC Northeast Metro, Inc.
TC New England, Inc.
Trammell Crow Realty Services, Inc.
TCC Risk Services, Inc.
TC Seattle, Inc.
Trammell Crow So. Cal., Inc.
Trammell Crow SE, Inc.
TC St. Louis, Inc.
Trammell Crow Corporate Services, Inc.
Trammell Crow Company, a Texas Corporation
Trammell Crow MW, Inc.
Trammell Crow NE, Inc.
Trammell Crow NW, Inc.
Trammell Crow Central Texas, Ltd.
Trammell Crow Dallas/Fort Worth, Ltd.
Trammell Crow Houston, Ltd.
Trammell Crow Dallas Industrial, Ltd.


SECOND AMENDMENT